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                                                                 Exhibit 3.A




                                                              April 20, 1999

Provident Mutual Life Insurance Company
1050 Westlakes Drive
Berwyn, PA 19312

Directors:

I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 19 of the Registration Statement on Form S-6 (File No. 33-2625) for the Provident Mutual Variable Life Separate Account.



                                        Sincerely,



                                        James G. Potter, Jr.